Q3 FY’22 Quarterly Earnings & Strategic Update May 3, 2022 Exhibit 99.2

Safe Harbor Statement This document may contain certain forward-looking statements about the Company, such as discussions of Company’s pricing trends, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by the use of words or phrases, including, but not limited to, “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “setting up,” “beginning to,” “will,” “should,” “would,” “resume” or similar statements. We caution that forward-looking statements are subject to known and unknown risks and uncertainties that may cause the Company’s actual future results and performance to differ materially from expected results including, but not limited to, the possibility that any of the anticipated benefits of the transaction between the Company and Poppin will not be realized or will not be realized within the expected time period; the risk that any projections or guidance by the Company, including revenues, margins, earnings, or any other financial results are not realized; a shortage of manufacturing labor and related cost; disruptions in our supply chain and freight channels including impacts on cost and availability; adverse changes in global economic conditions; successful execution of the second phase of the Company’s restructuring plan; increased global competition; significant reduction in customer order patterns; loss of key suppliers; loss of or significant volume reductions from key contract customers; financial stability of key customers and suppliers; relationships with strategic customers and product distributors; availability or cost of raw materials, components and freight; changes in the regulatory environment; global health concerns (including the impact of the COVID-19 outbreak); or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2021 and other filings with the Securities and Exchange Commission.

 Fourth Consecutive Quarter of Double-Digit Order Growth in Workplace and Health End Markets  Fully Converted Strong Demand and Solid Backlogs into Significant Revenue Growth and Meaningful Profitability  41% Increase in Workplace and Health Sales Demonstrates Relevance of Portfolio and Ability to Execute  Success in Managing through Supply Chain Disruptions and Labor Issues Led to Shorter Lead Times  Resulting Industry-Leading Margins Reinforce Confidence in Financial Performance Going Forward Key Takeaways Fight Club by Kimball, Toss by National, Xanthe by Etc., Marnia by National Whittaker by Kimball, Marnia by National

Workplace

- Workplace **sales increased 52%** year-over-year, with **orders up 36%**
- **Broad-based recovery** of day-to-day business as proof point of **continued consistency**
- Poppin **sales increased 94%** year-over-year, with **orders up 64%** year-over-year
- Improved inventory and effective lead generation **increased new customer acquisition to 28%** of total Poppin sales
- Poppin Pro continues to **exceed expectations at over 15%** of total sales workhappy
Meredith by Poppin, QT Lounge by Poppin, Take Note by Poppin


Whittaker by Kimball, Hobsen by National, Romilda by Etc.

Kimball International

Expertise in Ancillary Products & Secondary Geographies Major SecondarySystems Ancillary 86% 77% ANCILLARY PRODUCTS SECONDARY GEOGRAPHIES The office is evolving into a place to foster collaboration and culture development as companies return to hybrid or fully in-person settings Ancillary products provide the flexibility and aesthetics that employers are looking for in this post-pandemic environment Secondary geographies experiencing a faster return to office We have a strong, long-time presence, established relationships, and noticeable momentum in these key markets

Health  Net sales increased 8% year-over-year, with orders up 2%  Many of our territories experiencing significant increases in sales volumes  Secular trends and health space innovations underscore the long-term growth potential for this market  New product introductions represent 23% of our Q3 FY22 sales  Fastest growing territories are leveraging the power of combined brand portfolio Greer Recliner by Interwoven, Rolli Stool by Interwoven, KORE by Kimball Embra by Interwoven, Poppin Pod by Poppin, Joelle Ottomans by Kimball

Quarterly Sales by Market1 Year-over-year Quarter Comparison Q3 ’22 vs. Q3 ’21 (in millions) 7 1 Unaudited. 2 Workplace end market includes commercial, educational, government and financial verticals and eBusiness $78.9 $119.8 Net Sales Q3 FY21 Q3 FY22 Workplace2 Health Hospitality Kimball Int’l $24.6 $26.6 Net Sales Q3 FY21 Q3 FY22 $35.2 $34.5 Net Sales Q3 FY21 Q3 FY22 $138.7 $180.9 Net Sales Q3 FY21 Q3 FY22 +52% +8% -2% +30%

Q3 FY ’22 Financial Highlights1 30.5% ADJ. GROSS MARGIN2 $48.1M ADJ. S&A EXPENSE2 $7.6M ADJ. NET INCOME2 $0.21 ADJ. EPS2 $180.9M REVENUE $11.5M ADJ. EBITDA2 1 Unaudited. 2 Non-GAAP Financial Measure. See Appendix for Non-GAAP reconciliations. $48.8M S&A EXPENSE $6.3M NET INCOME $0.17 EPS

$127.1 $129.6 $165.3 $178.5 Orders Backlog Q3 FY21 Q3 FY22 Backlog and Quarterly Orders by Market1 Year-over-year Quarter Comparison Q3 ’22 vs. Q3 ’21 (in millions) 9 1 Unaudited. 2 Workplace end market includes commercial, educational, government and financial verticals and eBusiness $88.7 $121.0 Orders Q3 FY21 Q3 FY22 Workplace2 Health Hospitality Kimball Int’l $26.2 $26.8 Orders Q3 FY21 Q3 FY22 $12.2 $17.5 Orders Q3 FY21 Q3 FY22 +36% +2% +43% +30% +38%

Q3 FY ’22 Liquidity and Capital Allocation $78.2M CASH, CASH EQUIVALENTS, PLUS THE UNUSED AMOUNT OF OUR CREDIT FACILITY $(6.6M) CASH USED FOR OPERATIONS $4.3M CAPEX $3.3M DIVIDENDS Xsede desk, Waveworks storage by Kimball, Whirl task by National Boyd Lounge (Kimball), Cohen Table (Etc.), Atlerna Storage (Interwoven)

Q4 FY ’22 Guidance $180M - $185M REVENUE 1 Unaudited. 2 Non-GAAP Financial Measure. See Appendix for Non-GAAP reconciliations. 31.5% - 32.5% GROSS MARGIN $52M - $54M ADJUSTED S&A EXPENSE

 Inflection point realization enables us to report and expect continued significant share gain and profitable growth  Strong backlog, pricing actions, and ability to execute set up revenue and margin expansion in Q4 of FY22 and into FY23  Outsized Poppin demand dynamics delivering industry-leading growth profile  Focus on Workplace and Health markets, ancillary products, secondary geographies, and confidence in scaling Poppin provide clear path to continued revenue and profit growth Looking Ahead Whittaker Lounge by Kimball, Frill Tables by David Edward, Idara Chair & Whimsy Ottoman by National, Xanthe Credenza by Etc.

Our Vision for Impact Environmental, Social and Governance (ESG) Roadmap Kimball International is dedicated to building a more sustainable future and making a difference in our communities through five important focus areas. Environmental Management & Sustainable Products Integrate sustainability into the development of our products and their lifecycle through environmentally responsible business practices, helping our customers achieve their own sustainability objectives Human Capital Management: Talent Development Invest in our employees’ growth & development through leadership development programs, learning opportunities, tuition reimbursement Diversity, Equity, Inclusion & Belonging Promote a work environment in which each employee feels valued and respected through initiatives that foster greater diversity and inclusivity Product Quality and Safety Safeguard the health & safety of our customers, manufacturing employees and the environment through a robust set of systems and procedures Responsible Supply Chain Management Use materials obtained from environmentally and socially responsible sources while partnering with businesses committed to the highest ethical standards

Appendix

Non-GAAP Reconciliation (Unaudited) APPENDIX

Non-GAAP Reconciliation (Unaudited) (cont.) APPENDIX 1 Third quarter fiscal year 2022 Other General (Income) Expense consists of a gain realized on the sale of a warehouse totaling $4.5 million on a pre-tax basis and $3.4 million on an after-tax basis, or $0.09 per diluted share.

Non-GAAP Reconciliation (Unaudited) (cont.) APPENDIX 1 Third quarter fiscal year 2022 Other General (Income) Expense consists of a gain realized on the sale of a warehouse totaling $4.5 million on a pre-tax basis and $3.4 million on an after-tax basis, or $0.09 per diluted share.